Equity	6 Months Ended
Jun. 30, 2023
Equity [Abstract]
EQUITY

11. EQUITY

Private Placement

On May 19, 2023, the Company entered into a Share Subscription Agreement with a certain non-U.S. person, Anji Zerun Private Equity Investment Partnership (Limited Partnership) (the “Investor”) pursuant to which the Company agreed to sell to the Investor, and the Investor agreed to purchase from the Company, in a private placement 2,173,657 Class A ordinary shares, par value $0.0001 per share, of the Company (the “Purchased Shares”), at the total consideration of US$21,737. The excess of par value per share of the consideration was accounted for as additional paid-in capital of US$21,737.

Shares issued to Trans Asia

Trans Asia Capital Management Ltd. (“Trans Asia”) acted as a finder in seeking appropriate special purpose acquisition companies (“SPACs”) for the Company’s de-SPAC transaction. For its work, Trans Asia received 160,000 Class A Ordinary Shares issued by the Company after the completion of the merger.

Shares converted from the extension cost of GBRG

Before the completion of the Business Combination, Auto Services Group Limited made the payment for GBRG to extend the period of time for GBRG to consummate the Business Combination. As of May 17, 2023, the Closing Date, the advance for deferred cost of Business Combination was of $1,499, and was expected to converted into ordinary shares at a price of US$10 per share. As of the date of issuance of the unaudited condensed consolidated financial statements, the Company did not complete the registration and issuance of the shares.